ANALYST UPDATE

HireQuest Inc.™

May 2026

SAFE HARBOR STATEMENT

This Investor Presentation includes certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including, among others, statements with respect to future revenue, franchise sales, system-wide sales, net income and Adjusted EBITDA (a non-GAAP Financial Measure); operating results; dividends and shareholder returns; anticipated benefits and synergies of any proposed transaction and future opportunities, including statements regarding value, profitability or growth prospects, cost synergies of any merger or acquisitions including those we have completed in 2023 and 2024; intended office openings or closings; expectations of the effect on our financial condition of claims and litigation; strategies for customer retention and growth; strategies for risk management; and all other statements that are not purely historical and that may constitute statements of future expectations. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods.

While we believe these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. We cannot assure you that these expectations will materialize, and our actual results may be significantly different. Therefore, you should not place undue reliance on these forward-looking statements. Important factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us include the following: the level of demand in and financial performance of the temporary staffing and permanent placement industry; the financial performance of our franchisees; our franchisees' and our customers' ability to navigate successfully the challenges posed by instability in the financial and capital markets and the overall economic environment including the impact of increases in the price of oil and gas and any potential recession; changes in customer demand; the extent to which we are successful in gaining new long-term relationships with customers or retaining existing ones, and the level of service failures that could lead customers to use competitors' services; workers' compensation expenses that fluctuate from period to period based on the mix of classifications, the level of payroll, recent claims resolution, and cumulative experience; significant investigative or legal proceedings including, without limitation, those brought about by the existing regulatory environment or changes in the regulations governing the temporary staffing and permanent placement industry and those arising from the action or inaction of our franchisees and temporary employees; strategic actions, including acquisitions and dispositions and our success in integrating acquired businesses including, without limitation, successful integration following the acquisitions of Ready Temporary Staffing, TEC Staffing Services, MRI Network, Snelling Staffing, LINK, Recruit Media, Dental Power, Temporary Alternatives, Inc., and subsequent or smaller acquisitions; the possibility that any strategic target will not agree to consummate a transaction or that any such transaction is consummated on different terms than currently anticipated; the possibility that conditions to the completion of a proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals, will not be met; the possibility that we may be unable to achieve expected synergies and operating efficiencies within an expected time frame or at all and to successfully integrate any acquired operations with ours; the possibility that such integration may be more difficult, time-consuming, or costly than expected, or that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, or suppliers) may be greater than expected following a proposed transaction or the public announcement of a proposed transaction; disruptions to our technology network including computer systems and software whether resulting from a cyber-attack or otherwise; natural events such as pandemics, severe weather, fires, floods, and earthquakes, or man-made or other disruptions of our operating systems or the economy including by war or political turmoil; and the factors discussed in the "Risk Factors" section and elsewhere in our Annual Report on Form 10-K filed with the SEC.

Any forward-looking statement made by us in this Investor Presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company disclaims any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

HIREQUEST HAS NOT LOST MONEY IN ANY YEAR SINCE ITS FORMATION IN 2002[1]


2025 vs. 2019
HireQuest Inc.
Public Peers[3]
U.S. Temp Staffing[4]
Revenue
Adj. EBITDA[2]
NA

1) HireQuest has been net income positive, excluding any one-time transaction related fees and expenses, since it's formation in 2002
2) Non-GAAP financial measure, see Appendix for a detailed reconciliation of HireQuest's net income to adjusted EBITDA.
3) Comparison based on aggregate publicly reported results of a selected group of publicly traded staffing companies for fiscal years 2019 and 2025. Revenue and Adjusted EBITDA growth calculated from reported historical financial information for the applicable periods. Adjusted EBITDA is a non-GAAP financial measure and comparable measures reported by peer companies may be defined differently. Peer group excludes the Company and may not be representative of the broader staffing industry.
4) Source: SIA: U.S. Staffing Industry Forecast, March 2026

HireQuest Inc.

BETTER APPROACH TO THE INDUSTRY

HireQuest has a proven track record of employing M&A to create shareholder value and has completed over 15 transactions since 2019

SYSTEM-WIDE SALES[1]	REVENUE[1]	ADJUSTED EBITDA[1,2]	ADJUSTED EPS[1,2]
UP 1.8x vs. 2019	**UP 1.8x** vs. 2019	**UP 1.5x** vs. 2019	**UP 2.6x** vs. 2019



$434.6m
$241.6m
10% CAGR
2019
2025



$28.7m
$15.9m
10% CAGR
2019
2025



$14.7m
$10.0m
7% CAGR
2019
2025



$0.75
$0.29
17% CAGR
2019
2025

DISCIPLINED BALANCE SHEET & CAPITAL ALLOCATION – SINCE 2019

Low Leverage Model	Unique Acquisition Strategy	Capital Returned to Shareholders	Minimal Dilution for Shareholders
$0 *Debt at end of '25*	**$77m** *in cash spent*	**$18m** *in dividends paid*	*Fully diluted shares only increased* **2.4%** *from the end of 2019 to the end of 2025*
Max Leverage since '19 of **0.9x**	**$29m** *in cash generated from resale of acquired locations*	**$9m** *in share buybacks*	
	$7m *of notes outstanding at the end of '25*		

HIREQUEST INC.

1) *Pro forma for MRINetwork executive recruiting divestiture. See Appendix for detailed reconciliation*
2) *Non-GAAP financial measure, see Appendix for detailed reconciliation*

RESILIENT PERFORMANCE EVEN IN CHALLENGING MARKETS

HireQuest increased total market share 85% between 2019 and 2025

HIREQUEST: SYSTEM-WIDE SALES[1]

Total Sales
+56.9% *vs. 2019*
+7.8% *CAGR ('19-'25)*

Commercial Sales
+79.8% *vs. 2019*
+10.3% *CAGR ('19-'25)*



HQI - Commercial
HQI - Professional
$241.6m
241.6
$210.9m
210.9
$354.5m
354.5
$462.8m
23.7
439.2
$489.1m
79.4
409.7
$468.6m
64.2
404.4
$434.6m
55.4
379.2
2019
2020
2021
2022
2023
2024
2025

HireQuest's model also provides downside protection in challenging times

From the industry peak in '22 to '25, HireQuest's total staffing sales only declined 6.1% (vs. 27.4%) and commercial staffing sales only declined 13.7% (vs. 22.4%)

SIA: U.S. TEMPORARY STAFFING INDUSTRY SALES[2]

Total Sales
-2.9% *vs. 2019*
-0.5% *CAGR ('19-'25)*

Commercial Sales
-23.4% *vs. 2019*
-4.3% *CAGR ('19-'25)*



SIA - Commercial
SIA - Professional
$164.4b
97.2
67.2
$150.5b
92.0
58.5
$188.6b
124.3
64.3
$219.9b
153.4
66.4
$188.8b
131.0
57.8
$165.6b
112.6
53.1
$159.7b
108.1
51.5
2019
2020
2021
2022
2023
2024
2025

HIREQUEST INC.

1) *Pro forma for MRINetwork executive recruiting divestiture. See Appendix for detailed reconciliation*
2) *Source: SIA; U.S. Staffing Industry Forecast, March 2026*

FRANCHISE MODEL DRIVES VALUE FOR SHAREHOLDERS

HIGH MARGIN ROYALTY REVENUE

- *Higher margin and less volatile than bill/pay spread of traditional staffing model*

STREAMLINED & FLEXIBLE COST STRUCTURE

- *Franchisees manage their own branch operations eliminating the need for large and expensive corporate overhead operations*

FOCUSED OPERATIONS

- *HireQuest is laser focused on providing franchisees with the support and tools they need to succeed*
- *Franchisees drive their own strategy based on local market feedback*

MULTIPLE GROWTH PATHS

- *Franchise model enables M&A, acquisitions can be integrated in weeks, and re-sale of acquired locations to franchisees generates meaningful incremental cash flow lowering the net cost to shareholders*
- *Cost of organic growth shared by HireQuest and the franchisee*

CONSISTENT PROFITABILITY ACROSS ECONOMIC CYCLES

- *Franchise model provides downside protection in challenging economic environments*

CONTACT US

HIREQUEST, INC.
David Hartley, Chief Financial Officer
111 Springhall Drive
Goose Creek, SC 80235
Tel (800) 835-6755
cdhartley@hirequest.com

IMS INVESTOR RELATIONS
Investor Relations
John Nesbett / Jennifer Belodeau
Tel (203) 972-9200
hirequest@imsinvestorrelations.com

Appendix

HireQuest Inc.™

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Reconciliation of Net Income to Pro Forma Adjusted Net Income

	Year ended	
(In thousands, except per share data)	**December 31, 2019**	**December 31, 2025**
Net income	$ (290)	$ 6,330
Amortization of acquired intagible assets	-	2,229
Goodwill and intangible asset impairment	-	892
Acquisition related (gains) / expenses, net	4,961	1,240
Write down of note receivable	-	582
tax effect of adjustments (1)	(1,290)	(1,285)
Adjusted net income	$ 3,381	$ 9,988
Divested assets operating loss (2)	-	642
tax effect of adjustments (1)	-	(167)
Pro forma adjusted net income	$ 3,381	$ 10,463
Adjusted net income per diluted share	$ 0.29	$ 0.71
Pro forma adjusted net income per diluted share	$ 0.29	$ 0.75

1) The tax effect includes the application of our statutory rate of 26% to all taxable / deductible adjustments

2) Related to the MRINetwork Executive Search assets divested 1/1/2026

Reconciliation of Net Income to Pro Forma Adjusted EBITDA

(in thousands)	Year ended December 31, 2019	Year ended December 31, 2025
Net income	$ (290)	$ 6,330
Interest expense	560	308
Provision for income taxes	3,481	100
Depreciation and amortization	400	3,007
EBITDA	4,151	9,745
WOTC related costs	154	692
Non-cash compensation	758	936
Goodwill and intangible asset impairment	-	892
Acquisition related (gains) / expenses, net	4,961	1,240
Write down of note receivable	-	582
Adjusted EBITDA	$ 10,023	$ 14,087
Divested assets operating loss (1)	-	642
Pro forma adjusted EBITDA	$ 10,023	$ 14,729

1) Related to the MRINetwork Executive Search assets divested 1/1/2026

Reconciliation of System-wide Sales to Pro Forma System-wide Sales

	Year ended						
(in thousands)	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023	December 31, 2024	December 31, 2025
Commercial system-wide sales	$ 241,624	$ 210,917	$ 354,496	$ 439,154	$ 409,691	$ 404,410	$ 379,190
Professional system-wide sales	-	-	-	33,079	194,930	158,454	120,267
Total system-wide sales	241,626	210,919	354,498	472,235	604,622	562,866	499,459
Divested assets system-wide sales (1)	-	-	-	(9,384)	(115,487)	(94,239)	(64,896)
Pro forma total system-wide sales	$ 241,626	$ 210,919	$ 354,498	$ 462,850	$ 489,135	$ 468,627	$ 434,563

1) System-wide sales related to the MRINetwork Executive Search assets divested 1/1/2026

Reconciliation of Total Revenue to Pro Forma Total Revenue

	Year ended	
(in thousands)	December 31, 2019	December 31, 2025
Total revenue	$ 15,876	$ 30,639
Divested assets total revenue (1)	-	(1,966)
Pro forma total revenue	$ 15,876	$ 28,673

1) Related to the MRINetwork Executive Search assets divested 1/1/2026